Significant Accounting and Reporting Policies (Tables)	12 Months Ended
Mar. 31, 2013
Schedule of Effect of Retrospective Application

The effect of the retrospective application is as follows.

	Millions of Yen
	Year ended March 31, 2011
	As originally reported	As adjusted
Net sales	¥1,942,013	¥1,941,336
Income before income taxes and equity in earnings of affiliates	45,400	44,169
Net income attributable to Ricoh Company, Ltd.	19,650	18,630
Net income attributable to Ricoh Company, Ltd. shareholders per share-basic (yen)	27.08	25.68
Net income attributable to Ricoh Company, Ltd. shareholders per share-diluted (yen)	26.53	25.15

Schedule of Non-cash Investing and Financing Transactions	Non-cash investing and financing transactions are as follows:

	Millions of Yen
	2011	2012	2013
Debt assumed in connection with adoption of new accounting standard for VIE	¥20,229	—	—